UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 18, 2012

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-15261	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

Item 4.01(a)

On May 18, 2012, Bryn Mawr Bank Corporation as Plan Administrator of the Bryn Mawr Bank Corporation Pension Plan and the Bryn Mawr Bank Corporation 401(k) Plan (collectively, the “Plans”) dismissed Fischer Cunnane & Associates, Ltd as auditor of the Plans. This change in auditor was approved by the Audit Committee of Bryn Mawr Bank Corporation.

The reports of Fischer Cunnane & Associates, Ltd on the Plans’ financial statements for the years ended December 31, 2009 and 2010 contained no adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2009 and 2010 and through May 18, 2012, there were no disagreements with Fischer Cunnane & Associates, Ltd on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Fischer Cunnane & Associates, Ltd, would have caused it to make reference thereto in connection with its reports on each of the Plans’ financial statements for such years.

During the years ended December 31, 2009 and 2010 and through May 18, 2012, there were no reportable events as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K.

Bryn Mawr Bank Corporation as Plan Administrator of each of the Plans requested that Fischer Cunnane & Associates, Ltd furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated May 22, 2012, is filed as Exhibit 16 to this Form 8-K.

Item 4.01(b)

On May 18, 2012, Bryn Mawr Bank Corporation as Plan Administrator of each of the Plans appointed Mitchell & Titus, LLP as the independent registered public accounting firm of the Plans for the year ended December 31, 2011.

Bryn Mawr Bank Corporation as Plan Administrator of the Plans did not consult with Mitchell & Titus, LLP during the years ended December 31, 2009 and 2010, and through May 18, 2012, on any matter that was the subject of any disagreement or any reportable event as defined in Regulation S-K Item 304(a)(1)(iv) and Regulation S-K Item 304(a)(1)(v), respectively, or on the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plans’ financial statements, relating to which either a written report was provided to Bryn Mawr Bank Corporation as Plan Administrator of the Plans or oral advice was provided that Mitchell & Titus, LLP concluded was an important factor considered by Bryn Mawr Bank Corporation as Plan Administrator of the Plans in reaching a decision as to the accounting, auditing or financial reporting issue.

Item 9.01.	Financial Statements and Exhibits

Exhibit Number	Description

Exhibit 16	Letter of Fischer Cunnane & Associates, Ltd dated May 22, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Frederick C. Peters II
Frederick C. Peters II
President and CEO

Date: May 24, 2012

EXHIBITS INDEX

Exhibit	Description

Exhibit 16	Letter of Fischer Cunnane & Associates, Ltd dated May 22, 2012

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